As filed with the Securities and Exchange Commission on July 16, 2004
File Nos.: 333-17391

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

/___/ PRE-EFFECTIVE AMENDMENT NO. __
/___/ POST-EFFECTIVE AMENDMENT NO. __

ADVISORS SERIES TRUST
(Exact Name of Registrant as Specified in Charter)

414-765-5340
(Registrant’s Telephone Number, Including Area Code)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices)

Eric M. Banhazl
Advisors Series Trust
2020 East Financial Way, Suite 100
Glendora, California 91741
(Name and Address of Agent for Service)
Copy to:

Julie Allecta, Esq.
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, California 94105

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective.

It is proposed that this filing will become effective on August 16, 2004, pursuant to Rule 488.

An indefinite number of Registrant's shares of beneficial interest, par value $0.01 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no filing fee is being paid at this time.

The World Funds, Inc.
1500 Forest Avenue, Suite 223
Richmond, Virginia 23229
1-800-527-9525

August ___, 2004

Dear Chase Mid-Cap Growth Fund Shareholder:

A Special Meeting of Shareholders of Chase Mid-Cap Growth Fund series of shares (the “Fund”) of The World Funds, Inc. (the “Company”), has been scheduled for September 23, 2004, (the “Special Meeting”) to vote on whether to approve a proposal to reorganize the Fund into a newly formed series (“New Fund”) of the Advisors Series Trust (“AST”). AST is a Delaware statutory trust comprised of numerous portfolios managed by different, unaffiliated investment advisors like Chase Investment Counsel Corporation (the “Advisor”). The New Fund will have the same name as the Fund, the Chase Mid-Cap Growth Fund.

The Advisor also manages a series of AST.  The Advisor has suggested to the Board of Directors of the Company that reorganizing the Fund into a series of AST will allow the Advisor to create certain efficiencies and economies of scale derived from managing the New Fund and the Advisor’s other mutual fund as series of the same trust. The potential benefits to the Advisor consist principally of the elimination of expenses incurred in duplicative efforts to administer funds in separate trusts. These efficiencies and economics of scale also may effectively reduce certain costs to shareholders. The present Advisor will continue to act as investment advisor to the New Fund and there will be no changes to the New Fund’s investment objective, policies and strategies.

Assuming shareholder approval of the proposal to reorganize the Fund into the New Fund, each shareholder of the Fund will receive a full and fractional number of shares of the New Fund equal in dollar value to the Fund shares that the shareholder owned at the time of reorganization. The reorganization will not have any federal or state tax consequences for the Fund or its shareholders. The attached Proxy Statement/Prospectus is designed to give you more information about the proposal.

The Board of Directors of the Company is expected to approve the reorganization. If you have any questions regarding the issue to be voted on, please do not hesitate to call 1-800-527-9525.

If you are a shareholder of record of the Fund as of the close of business on July 23, 2004, you are entitled to notice of, and to vote at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out and signing the enclosed Proxy Card.

Whether or not you are planning to attend the Special Meeting, we need your vote. Please mark, sign, and date the enclosed Proxy Card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. In the alternative, please call the toll free number on your proxy card to vote by telephone or vote over the Internet at www. ____________________. You should use the enclosed instructions to vote by telephone or over the Internet.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Fund.

Sincerely,

THE WORLD FUNDS, INC.

By:______________________________
John Pasco III
President

The World Funds, Inc.
1500 Forest Avenue, Suite 223
Richmond, Virginia 23229
1-800-527-9525

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD THURSDAY, SEPTEMBER 23, 2004

The World Funds, Inc., a Maryland corporation (the “Company”), will hold a Special Meeting of Shareholders (the “Special Meeting”) of the Chase Mid-Cap Growth Fund, a series of the Company (the “Fund”), on Thursday, September 23, 2004 at 10:00 a.m., Eastern time at the offices of Commonwealth Shareholder Services, Inc. (“CSS”), 1500 Forest Avenue, Suite 223, Richmond, Virginia, 23229. At the Special Meeting, you and the other shareholders of the Fund will be asked to consider and vote separately upon:

1.     A proposal to approve an Agreement and Plan of Reorganization between the Company on behalf of the Fund, and Advisors Series Trust ("AST") on behalf of a newly created series of shares, similarly named Chase Mid-Cap Growth Fund (the "New Fund"), whereby the New Fund would acquire all of the assets and liabilities of the Fund in exchange for the corresponding New Fund's shares, which would be distributed pro rata by the New Fund to the holders of its shares in complete liquidation of the Fund (the "Reorganization").

2.    To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

Only shareholders of record at the close of business on Friday, July 23, 2004, the record date for this Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any postponements or adjournments thereof.

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY CARD PROMPTLY OR PROXY VOTE BY USING THE TOLL-FREE TELEPHONE OR INTERNET ADDRESS
FOUND ON YOUR PROXY CARD

Based on the recommendation of the Advisor, and for the reasons set forth in the attached proxy statement, the Board of Directors has approved the Reorganization, and has submitted the proposal to the shareholders of the Fund.

As a shareholder, you are asked to attend the Special Meeting either in person or by proxy. If you are unable to attend the Special Meeting in person, we urge you to authorize proxies to cast your votes, which is commonly referred to as proxy voting. You can do this in one of three ways by: (1) completing, signing, dating and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope, (2) calling a toll-free telephone number, or (3) voting over the Internet. Your prompt voting by proxy will help assure a quorum at the Special Meeting. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Company at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy can also be revoked by proxy voting again through the website or toll-free number listed in the enclosed Voting Instructions.

By Order of the Board of Directors of
The World Funds, Inc.

_______________________________________________
F. Byron Parker, Jr., Secretary

August ____, 2004

The World Funds, Inc.
1500 Forest Avenue, Suite 223
Richmond, Virginia 23229
1-800-527-9525

QUESTIONS AND ANSWERS
YOUR VOTE IS VERY IMPORTANT!

Dated: August ___, 2004

Question: What is this document and why did we send it to you?

Answer: The Board of Directors has approved and recommended to shareholders a plan to reorganize (the “Reorganization”) the Chase Mid-Cap Growth Fund (the “Fund”), a series of The World Funds, Inc. (the “Company”), a Maryland corporation, into a newly created series (the “New Fund”) of Advisors Series Trust, a Delaware statutory trust (“AST”). Shareholder approval is needed to proceed with the Reorganization and a special shareholder meeting will be held on September 23, 2004 (the “Special Meeting”) to consider the issue. We are sending this document to you for your use in deciding whether to approve the Reorganization at the Special Meeting. This document includes a Notice of Special Meeting of Shareholders, a combined Proxy Statement/Prospectus, and a form of Proxy.

Question: What is the purpose of this Reorganization?

Answer: Operating the Fund is relatively expensive in light of the current and anticipated sizes of the Fund. In fact, the Advisor has been subsidizing the costs of operating the Fund. The Advisor also serves as the advisor to anothre fund that is a part of AST.  The Advisor has concluded that reorganizing the Fund into a series of AST, will allow the Advisor to create certain efficiencies and economies of scale derived from managing the New Fund and the Advisor’s other mutual fund as series of the same trust. The potential benefits to the Advisor consist principally of the elimination of expenses incurred in duplicative efforts to administer funds in separate trusts. These efficiencies and economics of scale also may effectively reduce certain costs to shareholders. There will be no other changes to the Fund’s investment objectives, policies or strategies as a result of the Reorganization.

Question: How will the Reorganization work?

Answer: The New Fund will be formed as a new series of AST, which will have no assets and no shareholders prior to the Reorganization. Pursuant to an Agreement and Plan of Reorganization (the “Plan”), the Fund will transfer all of its assets and liabilities to the New Fund in return for shares of the New Fund. Finally, the Fund will distribute the shares it receives from the New Fund to its shareholders. Shareholders of the Fund will thus effectively become shareholders of the New Fund, and each shareholder will hold the same number of shares with the same net asset value as he or she held prior to the Reorganization. If the Plan is carried out as proposed, it will not have any federal or state tax consequences to the Fund or its shareholders. Please refer to the combined proxy statement/prospectus for a detailed explanation of the proposal.

Question: What will be the name of the New Fund?

Answer: The name of the New Fund will be the same as the Fund.

Question: How will this affect my account?
Answer: Following the Reorganization, you will be a shareholder of the New Fund, which has the same investment objective, strategies and investment advisor as the Fund you currently own. You will receive shares of the corresponding class of the New Fund equal in value to shares of the Fund class you currently hold. The Reorganization will not affect the value of your account at the time of Reorganization. The Reorganization will be tax-free to the Fund and its shareholders.

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Question: What will happen if the Reorganization is not approved?

Answer: If shareholders of the Fund fail to approve the Reorganization, the Fund will not be reorganized and the Board will consider other alternatives for the Fund.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that the proposal can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate.

Question: I am a small investor. Why should I bother to vote?

Answer: Your vote makes a difference. If shareholders fail to vote, the Fund may not receive enough votes to go forward with the Special Meeting.  If this happens, we may need to solicit votes again, which would be costly.

Question: How does the Board of Directors suggest that I vote?

Answer: After careful consideration of the information presented by the Advisor and AST, the Board of Directors of the Company has recommended that you vote “FOR” the Reorganization.

Question: Who is paying for expenses related to the Special Meeting?

Answer: The Fund’s investment advisor will pay all costs relating to the proposed Reorganization, including the costs relating to the Special Meeting and this Proxy Statement/Prospectus.

Question: How do I cast my vote?

Answer: You may use the enclosed postage-paid envelope to mail your proxy card. You may also vote by telephone or over the Internet (please refer to the toll-free number or Internet address found on your proxy card). Please follow the enclosed instructions to use these methods of voting.

Question: Who do I call if I have questions?

Answer: We will be happy to answer your questions about the proxy solicitation. Please call 1-800-527-9525 during normal business hours between 8 a.m. and 5 p.m., Eastern time.

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_________________________________________

COMBINED PROXY STATEMENT AND PROSPECTUS

AUGUST ___, 2004

FOR THE REORGANIZATION OF

Chase Mid-Cap Growth Fund
a series of
THE WORLD FUNDS, INC.
INTO
Chase Mid-Cap Growth Fund
a series of
ADVISORS SERIES TRUST
_________________________________________

This Proxy Statement/Prospectus is being sent to you in connection with the solicitation of proxies by the Board of Directors of The World Funds, Inc. (the “Company”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the Chase Mid-Cap Growth Fund, a series of the Company (the “Fund”) to be held on Thursday, September 23, 2004, at 10:00 a.m. Eastern time at the offices of Commonwealth Shareholder Services, Inc. (“CSS”), 1500 Forest Avenue, Suite 223, Richmond, Virginia, 23229. At the Special Meeting, shareholders of the Fund will be asked:

  To approve an Agreement and Plan of Reorganization between the Company, on behalf of the Fund and Advisors Series Trust (“AST”), on behalf of a newly created series of shares, similarly named Chase Mid-Cap Growth Fund (the “New Fund”), whereby the New Fund would acquire all of the assets and liabilities of the Fund in exchange for the corresponding New Fund’s shares, which would be distributed pro rata by the New Fund to the holders of its shares in complete liquidation of the Fund (the “Reorganization”). A copy of the Agreement and Plan of Reorganization (the “Plan”) is attached hereto as Exhibit A. As a result of the Reorganization, each shareholder will become a shareholder of the New Fund, which will have identical investment objective, policies, and strategies as the Fund it is acquiring.

  To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Company at the offices of CSS or in person at the time of the Special Meeting. A prior proxy may also be revoked by voting again through the internet or by calling the toll-free number listed on the voting instructions.

The Fund is a series of the Company, an open-end management investment company registered with the U.S. Securities and Exchange Commission (the “SEC”), and organized as a Maryland corporation. The New Fund is a separate series of AST, an open-end management company registered with the SEC and organized as a Delaware statutory trust.  The address of AST is 615 East Michigan Street, Milwaukee, Wisconsin 53202.  Its phone number is (414) 765-5340.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus:

  Prospectus and Statement of Additional Information of the Chase Mid-Cap Growth Fund, a series of the Advisors Series Trust dated July 21, 2004.

  Prospectus of Chase Mid-Cap Growth Fund, a series of The World Funds, Inc., dated January 20, 2004.

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Additional information is set forth in the Statement of Additional Information dated July 21, 2004, relating to this Proxy Statement, which is also incorporated by reference into this Proxy Statement. Copies of these documents are available upon request and without charge by writing to The World Funds, Inc., 1500 Forest Avenue, Suite 223, Richmond, Virginia, 23229 or by calling 1-800-527-9525.

The Annual Report to Shareholders of the Fund for the fiscal year ended September 30, 2003, containing audited financial statements, and the Semi-Annual Report to Shareholders of the Fund for the six months ended March 31, 2004, containing unaudited financial statements, have been previously mailed to shareholders. Copies are available by writing or calling the Company at the address or telephone number listed above. Because the New Fund, as a series of Advisors Series Trust, has not yet commenced operations, no annual report to shareholders of the New Fund is available at this time.

This Proxy Statement/Prospectus sets forth the basic information you should know before voting on the proposal. You should read it and keep it for future reference.  It constitutes the proxy statement for the meeting of shareholders to consider the proposal, and a prospectus for the shares that will be issued in the Reorganization.

The Fund expects that this Proxy Statement will be mailed to shareholders on or about August 20, 2004.

Date: August ____, 2004

The SEC has not approved or disapproved these securities nor has it passed on the accuracy or adequacy of this combined proxy statement and prospectus. Any representation to the contrary is a criminal offense.

The shares offered by this Prospectus/Proxy Statement are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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I.             INTRODUCTION

A.     OVERVIEW

The Board of Directors of the Company (the “Board”) has called the Special Meeting to ask shareholders to consider and vote on the proposed Reorganization of the Fund into the New Fund, which is a newly formed series of AST. (AST is a Delaware statutory trust comprised of numerous funds managed by different, unaffiliated investment advisors.) The Board (including a majority of the independent directors, meaning those directors who are not “interested persons” of the Company as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) has approved and recommended the Reorganization for the reasons set forth below at a Board meeting held on __________, 2004, subject to the approval of the Fund’s shareholders.

Based upon the recommendation of the Advisor, and on its evaluation of the relevant information provided by AST, and in the light of the Board's fiduciary duty under federal and state law, the Board, including the independent directors, has determined that the proposed Reorganization is in the best interests of the Fund and its shareholders, that the terms of the Reorganization are fair and reasonable and that the interests of existing shareholders of the Fund will not be diluted as a result of the proposed Reorganization. The factors the Board considered in approving the Reorganization included (1) the investment objectives, policies and restrictions of the Fund are identical to those of the New Fund, (2) the advisor, Chase Investment Counsel Corporation, will continue to manage the New Fund, (3) the Advisor may achieve certain efficiencies and economies of scale derived from managing the New Fund and the Advisor’s other investment company within the same trust, which benefit also may eventually be passed to the shareholders and (4) the Fund and its shareholders will not experience any adverse tax consequences.  Other aspects of the Board's decision are discussed below, under "Reasons for the Reorganization."

The Board recommends that the shareholders of the Fund vote FOR the Plan and the resulting Reorganization.  The Company has been advised that the Board of Trustees of the New Fund also has approved the Reorganization.

The Chase Investment Counsel Corporation (the “Advisor”) currently serves as the investment advisor of the Fund and will also serve as the investment advisor to the New Fund. The New Fund will have identical investment objectives, strategies and policies to those of the corresponding Fund. The New Fund offers two classes of shares, Class A Shares and Class C Shares that are identical to the corresponding classes of shares offered by the Fund.  The investment objectives of the Fund and the New Fund both seek capital appreciation. The Fund and the corresponding New Fund each seek to achieve their investment objectives by using the following strategies:

Investment Strategy

Under normal market conditions, the Fund will invest at least 80% of its net assets in the equity securities of companies that have a mid-size market capitalization (a “mid-cap company”). This is not a fundamental policy and may be changed by the Board of Trustees of the Trust, without a vote of shareholders, upon sixty (60) days’ prior notice. The Advisor considers a mid-cap company to be one that has a market capitalization of between $1 billion and $15 billion. Equity securities may include, but are not limited to, common stocks, preferred stocks, convertible securities and American Depositary Receipts (“ADRs”). In addition, the Fund may invest a portion of its assets in foreign issuers through the use of depositary receipts such as ADRs.

The Advisor screens a universe of approximately 5,000 companies and selects securities it believes presents the potential for growth using quantitative fundamental and technical analysis. The fundamental factors considered include a security’s growth of earnings per share and return on equity, the debt to equity ratio, reinvestment rate and price/earnings ratio. Technical factors considered include relative strength, unusual volume, price momentum and volatility, and insider transactions. Analysts employed by the Advisor rely on both internal and external research sources and on information provided by management of companies being considered.

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In buying and selling portfolio securities, the Advisor sets its initial price targets. The Advisor continuously reviews prices and adjusts its targets in response to changes in fundamental and technical factors. The existence of alternative securities that the Advisor considers to be more attractive is an added consideration in deciding whether to sell portfolio securities.

At the discretion of the Advisor, the Fund may invest up to 100% of its assets in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes. During such a period, the Fund may not reach its investment objective. For example, should the market advance during this period, the Fund may not participate as much as it would have if it had been more fully invested.

The Reorganization will be a tax-free reorganization for federal income tax purposes and will not affect the federal tax status of Fund shares held before the Reorganization. Therefore, shareholders will not recognize any gain or loss on their Fund shares for federal income tax purposes as a result of the Reorganization. Furthermore, the Advisor will pay the costs of the Reorganization and the Special Meeting. The Advisor will also incur the costs associated with the solicitation of proxies, including the cost of copying, printing and mailing proxy materials. In addition to solicitations by mail, the Advisor and the Board also may solicit proxies, without special compensation, by telephone, facsimile or otherwise.

Investment in the New Fund will be subject to identical risks as investment in the Fund. As with all equity funds, the New Fund, like the Fund, may expose shareholders to certain market risks that could cause shareholders to lose money, particularly a sudden decline in a holding’s share price or an overall decline in the stock market or circumstances affecting small to medium-sized companies. The New Fund, like the Fund, will be subject to the following risks:

Potential Risks Factors

Market Risk – The value of stocks and other securities the New Fund holds or the overall stock market may decline over short or extended periods.

Mid-Cap Company Risk – A medium capitalization company may be more vulnerable to adverse business or economic events than stocks of larger companies. These stocks present greater risks than securities of larger, more diversified companies.

Diversification Risk – The New Fund is not diversified, which means that it may invest a larger percentage of its assets in a smaller number of issuers. As a result, a change in the value of any one investment held by the New Fund may affect the overall value of the New Fund more than it would affect a diversified fund which holds more investments.

Foreign Security Risk – The New Fund may invest in foreign issuers through depositary receipts such as ADRs. Foreign investments may involve financial, economic or political risks not ordinarily associated with U.S. securities. Foreign companies may not be subject to the same accounting and financial reporting standards as are domestic companies. Certain countries do not honor legal rights available in the U.S. In addition, there is the possibility of excessive taxation, government seizure of company assets and other political developments that could affect U.S. investments in foreign countries.

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B.     COMPARISON FEE TABLE AND EXAMPLE

The following Summary of Fund Expenses shows the fees for the Fund (based on the Fund’s fees for the fiscal year ended September 30, 2003) and the New Fund (based on estimates of the New Fund’s fees for the fiscal year ending September 30, 2004).  The tables indicate that the total operating expenses of the New Fund, before fee waivers and expense reimbursements, are expected to decrease.

	Fund (Class A Shares) (Current Fees)	New Fund (Class A Shares) (Pro Forma)

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	5.75%(1)(2)	5.75%(1)(2)
Maximum deferred sales (load) charge	None	None
Redemption fee and Exchange fee(1)	2.00%(2)	2.00%(2)

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Advisory Fee	1.00%	1.00%
Distribution (12b-1) Fees	None	None
Other Expenses(3)	6.02%	1.62%
Service Fees	0.25%	0.25%

Total Annual Fund Operating Expenses	7.27%	2.87%
Fee Waiver and/or Expense Reimbursements(4)	-5.79%	-1.39%

Net Annual Fund Operating Expenses	1.48%	1.48%

____________________________

(1)    The front-end sales charge is being waived for purchases of Class A Shares until January 20, 2005.

(2)   Redemptions will be subject to a 2.00% redemption fee. The redemption fee applies only to those shares that you have held for less than 60 days for the Fund and two months for the New Fund. The fee is payable to the Fund and New Fund respectively and is intended to benefit the remaining shareholders by reducing the costs of short-term trading. The charge is a percentage of the net asset value at the time of purchase.

(3)    Please note that because the expense information for the Fund is based on the Fund's previous fiscal year, it does not reflect the Fund's current average net assets.  If, like the New Fund, the Fund's actual total average net assets as of the date of the Proxy Statement/Prospectus were reflected, the estimated Total Annual Fund Operating Expenses would be 2.96%.

(4)      The Advisor has contractually agreed to waive or limit its fees and to assume other expenses until September 30, 2005, so that the ratio of total annual operating expenses for the Fund’s Class A Shares are limited to 1.48%. The Advisor has agreed to waive or limit its fees for the New Fund’s Class A Shares to 1.48% for an indefinite period no less than 3 years. The Advisor may be entitled to the reimbursement of fees waived or reimbursed by the Advisor to the Fund and New Fund respectively. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or reimbursed by the Advisor to the Fund or New Fund during any of the previous three (3) years, less any reimbursement previously paid.

	Fund (Class C Shares) (Current Fees)	New Fund (Class C Shares) (Pro Forma)

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales (load) charge	2.00%(1)	2.00%(1)
Redemption fee and Exchange fee(1)	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Advisory Fee	1.00%	1.00%
Distribution (12b-1) Fees	0.75%	0.75%
Other Expenses(2)	6.02%	1.62%
Service Fees	0.25%	0.25%

Total Annual Fund Operating Expenses	8.02%(2)	3.62%
Fee Waiver and/or Expense Reimbursements(3)	-5.79%	-1.39%

Net Annual Fund Operating Expenses	2.23%	2.23%

(1)	A deferred sales charge of 2.00% is imposed on the proceeds of Class C Shares redeemed within two years of purchase. The charge is a percentage of the net asset value at the time of purchase.

(2)	Please note that because the expense information for teh Fund is based on the Fund's previous fiscal year, it does not reflect the Fund's current average net asets. If, like the New Fund, the Fund's actual total average net assets as of March 31, 2004, were refleced, the estimated Total Annual Fund Operating Expenses would be 3.71%.

(3)	The Advisor has contractually agreed to waive or limit its fees and to assume other expenses until September 30, 2005 so that the ratio of total annual operating expenses for the Fund’s Class C Shares are limited to 2.23%. The Advisor has agreed to waive or limit its fees for the New Fund’s Class C Shares to 2.23% for an indefinite period no less than 3 years. The Advisor may be entitled to the reimbursement of fees waived or reimbursed by the Advisor to the Fund and New Fund respectively. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or reimbursed by the Advisor to the Fund or the New Fund during any of the previous three (3) years, less any reimbursement previously paid.

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Examples

The examples set forth below are intended to help you compare the cost of investing in the Fund with the cost of investing in the New Fund. The examples assume that you invest $10,000 in the specified Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year, that all dividends and other distributions are reinvested and that total operating expenses for each Fund are those shown in the table above. Note that the example for the Fund assumes that the Fund's expense waiver terminates after year 1.  The example reflects the New Fund's expense waiver over the entire 10-year period due to the Advisor's agreement to limit its expenses for an indefinite period, subject to termination by the New Fund's Board.  Additionally, note that Class A shares of the Fund and the New Fund charges a 2.00% redemption fee for shares redeemed within two month of purchase; those fees are not reflected below. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 Year	3 Years(3)	5 Years(3)	10 Years(3)
Class A Shares(1) (2)(4)	$717	$1,590	$2,993	$6,230
Class C Shares(4)	424	1,380	2,958	6,503
(1)   With respect to Class A Shares, the above examples assume payment of the maximum initial sales charge of 5.75% at the time of purchase. The sales charge for Class A Shares varies depending upon the dollar amount invested. Accordingly, your actual expenses may vary.

(2)   The sales charge for Class A Shares is being waived until January 20, 2005.  Because the sales charge is being waived, the first year cost would be $151.

(3)    Assumes Advisor's expense waiver terminates after first year.

(4)   Please note that because the example figures for the Fund are based on the Fund's previous fiscal year, it does not reflect the Fund's current average net assets.  If, like the New Fund, the Fund's actual total average net assets as of March 31, 2004 were reflected, the estimated example figures for Class A for one year, three years, five years, and ten years would be $717, $1,313, $1,936, and $3, 607 respectively.  For Class C, the estimated example figures for one year, three years, five years, and ten years would be $432, $1,007, and $1,811 and $3,914 respectively.

New Fund	1 Year	3 Years(3)	5 Years(3)	10 Years(3)
Class A Shares(1)	$717	$1,016	$1,337	$2,242
Class A Shares w/o load(2)	151	468	808	1,768
Class C Shares	226	697	1,195	2,565
Class C w/redemption	432	697	1,195	2,565
(1)      With respect to Class A Shares, the above examples assume payment of the maximum initial sales charge of 5.75% at the time of purchase. The sales charge for Class A Shares varies depending upon the dollar amount invested. Accordingly, your actual expenses may vary.

(2)       The sales charge for Class A Shares is being waived until January 20, 2005.

(3)       Assumes Advisor's expense waiver continues for an indefinite period.

C.     THE PROPOSAL

The following is a summary of key information concerning the proposed Reorganization. Keep in mind that more detailed information appears in the Plan, a copy of which is attached to this Proxy Statement/Prospectus as Exhibit A, and in the prospectuses and statements of additional information incorporated by reference into this Proxy Statement/Prospectus.

1.     Summary of the Proposed Reorganization

At the Special Meeting, the shareholders of the Fund will be asked to approve the Plan to reorganize the Fund into the New Fund. Upon approval by the shareholders of the Fund, the Reorganization pursuant to the Plan will involve the transfer of all of the assets and liabilities of Class A and Class C of the Fund to the New Fund in exchange for corresponding New Fund’s shares (Class A or Class C shares). Upon the transfer of all assets to and assumption of all liabilities of the Fund by the New Fund, the New Fund will distribute to the appropriate share class of the Fund that number of full and fractional New Fund shares having an aggregate net asset value equal to the aggregate net asset value of the Fund as of the close of business on the business day preceding the closing (the “Closing”) of the Reorganization (the “Valuation Date”). Immediately thereafter, the Fund will distribute such corresponding New Fund shares to its shareholders by establishing accounts on the New Fund’s share records in the names of those shareholders representing the respective pro rata number of New Fund Shares deliverable to them, in complete liquidation of the Fund. Certificates evidencing the New Fund Shares will not be issued to the Fund’s shareholders.

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The holding period for Fund shares will carry over to the New Fund shares received by shareholders in the Reorganization for purposes of determining the application of any redemption fee or deferred sales charge. Upon completion of the Reorganization, each shareholder of the Fund will own that number of full and fractional shares of the corresponding New Fund class having an aggregate net asset value equal to the aggregate net asset value of such shareholder’s shares held in the Fund as of the close of business on the Valuation Date.

Until the Closing, shareholders of the Fund will continue to be able to redeem their shares at the net asset value next determined after receipt by the Fund’s transfer agent of a redemption request in proper form (subject to the imposition of the Fund’s redemption fee or deferred sales charge, if applicable). Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption or purchase of shares of the New Fund that were received by the shareholder in connection with the Reorganization, although the dealer of record for your shares will continue to be the dealer of record for the new shares. After the Reorganization, all of the issued and outstanding shares of the Fund will be canceled on the books of that Fund and the transfer books of the Fund will be permanently closed.

The Reorganization is subject to a number of conditions, including, without limitation, the approval of the Plan and the transactions contemplated thereby described in this Proxy Statement/Prospectus by the shareholders of the Fund, the receipt of a legal opinion from counsel to AST with respect to certain tax issues, the parties’ performance in all material respects of their respective agreements and undertakings in the Plan and effective registration of the New Fund. Assuming satisfaction of the conditions in the Plan, the Reorganization is expected to be effective on September 24, 2004, or such other date as is agreed to by the parties.

The Plan may be amended by the mutual consent of the parties thereto, notwithstanding approval thereof by Fund shareholders, provided that no such amendment will have a material adverse effect on the interests of such shareholders without their further approval. In addition, the Plan may be terminated with respect to any Fund at any time prior to the Closing by either party thereto upon notice to the other.

2.     Description of the New Fund’s Shares

Each New Fund share issued to the Fund shareholders pursuant to the Reorganization will be duly authorized, validly issued, fully paid and non-assessable when issued, and will be transferable without restriction and will have no preemptive or conversion rights and only exchange rights as the Board of Trustees may grant in their discretion. The New Fund’s shares will be sold and redeemed based upon the net asset value of the New Fund next determined after receipt of the purchase or redemption request, as described in the New Fund’s Prospectus.

3.     Reasons for the Reorganization

Operating the Fund is relatively expensive in light of the current and anticipated size of the Fund. The Advisor also serves as the advisor to a series of AST.  The Advisor has concluded that reorganizing the Fund into a series of AST, will allow the Advisor to create certain efficiencies and economies of scale derived from managing the New Fund and the Advisor’s other mutual fund as series of the same trust. The potential benefits to the Advisor consist principally of the elimination of expenses incurred in duplicative efforts to administer funds in separate trusts. These efficiencies and economics of scale also may effectively reduce certain costs to shareholders. The New Fund will also be able to take advantage of economies of scale by using the same auditors, transfer agent, fund accountant and custodian as the Advisor’s other fund within AST. Since the New Fund will have the same investment advisor as the Fund, the transition to operating as a series of AST should not have a material impact on the Fund’s shareholders.

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In connection with its consideration of the transaction proposed by the Advisor, the Board made its decision to approve the Agreement and Plan of Reorganization and recommend its approval by shareholders by evaluating the following factors:

  the investment objectives, policies and restrictions of the Fund are identical to those of the New Fund,
  The Advisor will continue to manage the New Fund;
  potential economies of scale to be derived by using the same service providers that the Advisor's other fund uses;
  as a result of economies of scale, the operating expense ratios for the Fund may be lowered after the Reorganization; and
  the shareholders will not experience any adverse tax consequences.

In connection with its consideration of the proposed Reorganization, the Board made inquiries that it deemed appropriate with respect to AST, the New Fund, and the service providers used by AST and the New Fund.  After evaluating: (i) the factors listed above, (ii) the other information it had received, (iii) the potential benefit to shareholders that the Advisor and the Board of Trustees of AST have presented, and (iv) the fact that the Advisor will bear all of the costs associated with the Reorganization, the Board determined to approve the proposed Plan, and to recommend that the shareholders vote to approve the Reorganization.  The several members of the Board gave different weight to these diverse factors, but there was a consensus that the continued relationship of the Fund with the Advisor, the continued use of the same objectives and policies, the absence of adverse tax consequences, and the Advisor's agreement to bear all of the expenses associated with the Reorganization, made te proposed transaction appropriate for the Fund.

If the Plan is not approved by the Fund’s shareholders, then the Fund will continue to operate as a separate open-end management company and series of the Company, or the Board may take any further action as it deems to be in the best interest of the Fund and its shareholders, including liquidation, subject to approval by the Fund’s shareholders if required by applicable law.

4.     Federal Income Tax Consequences

As a condition of the Reorganization, the Fund and the New Fund will receive an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes under Section 368(a) of the Internal Revenue Code of 1986, as amended, and will not affect the federal tax status of Fund shares held before the Reorganization. Therefore, neither the Fund, the New Fund, nor their shareholders should recognize any gain or loss for federal income tax purposes as a result of the Reorganization. In addition, the tax basis of, and the holding period for, the New Fund shares received by each shareholder of the Fund in the Reorganization will be the same as the tax basis of, and the holding period for, the Fund shares given up by such shareholder in the Reorganization (provided that, with respect to the holding period for the corresponding New Fund shares received, the Fund shares given up must have been held as capital assets by the shareholder).

The Reorganization will not result in the recognition of gain or loss, for federal income tax purposes, by the Fund or its shareholders. Since its inception, the Fund believes it has qualified as a “regulated investment company” under the Code. Accordingly, the Fund believes it has been, and expects to continue to be, relieved of any federal income tax liability on its taxable income and gains distributed to shareholders.

Provided that the Reorganization so qualifies, and the Fund is so treated, for U.S. federal income tax purposes, generally:

  The Fund will not recognize any gain or loss as a result of the Reorganization;

  A Fund shareholder will not recognize any gain or loss as a result of the receipt of New Fund shares in exchange for such shareholder’s Fund shares pursuant to the Reorganization; and

  A Fund shareholder’s aggregate tax basis in New Fund shares received pursuant to the Reorganization will equal such shareholder’s aggregate tax basis in the Fund shares held immediately before the Reorganization.

Subject to limited exceptions, most states use federal taxable income as a taxable base in determining state tax treatment. Consequently, the Company believes that the state income tax treatment of the proposed Reorganization for most shareholders is likely to be the same as the federal tax consequences. Although the Company is not aware of any adverse state income tax consequences, the Company has not made any investigation as to those consequences for the shareholders. Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

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5.     Comparison of Shareholder Rights

Set forth below is a discussion of the material differences in the rights of shareholders of the Fund and the rights of shareholders of the New Fund.

Governing Law. The Fund is a separate series of the Company, which is organized as a Maryland corporation. The New Fund is a separate series of AST, which is organized as a Delaware statutory trust. The Fund is authorized to issue 750,000,000 shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to the Fund, and has further reclassified those shares as follows: Twenty-five Million (25,000,000) shares for Class A Shares of the series and Twenty-five Million (25,000,000) shares for Class C Shares of the series. The New Fund is authorized to issue two classes of shares with unlimited number of shares of beneficial interest, each with par value of $0.01 per share. The Company’s operations are governed by its Articles of Incorporation, By-laws, and applicable Maryland law. AST’s operations are governed by its Agreement and Declaration of Trust and By-laws, and applicable Delaware law.

Shareholder Liability. Under Maryland Corporate Law, shareholders of a corporation are not personally liable for the acts or obligations of the corporation. According to the Fund’s Articles of Incorporation and By-laws, the Fund is required to indemnify its directors and officers against liabilities and expenses incurred in connection with proceedings relating to their positions as officers or directors, except under certain limited circumstances relating to the culpability of such officers or directors.

Under Delaware law, trustees and shareholders of a statutory trust are generally afforded by statute the same limited liability as their corporate counterparts and are permitted liberal indemnification rights. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the New Fund is unable to meet its obligations. Under AST’s Declaration of Trust and By-laws, the New Fund is required to indemnify shareholders and former shareholders against loss and expenses incurred in connection with proceedings relating to his or her being or having been a shareholder of the New Fund, and not because of his or her acts or omissions.

Board of Directors/Trustees. The Fund, being a series of a Maryland corporation, has a Board of Directors. The New Fund, being a series of a Delaware statutory trust, has a Board of Trustees. The composition of the Board of the Company is different from that of the Board of Trustees of the New Fund, both in terms of membership and size. The Board of Directors of the Company is comprised of four Directors, one of whom is an interested person as that term is defined under the 1940 Act. The Board of Trustees for the AST has six trustees, one of whom is an interested person as that term is defined under the 1940 Act. For more information, refer to the January 20, 2004 Statement of Additional Information for the Fund and the July 21, 2004 Statement of Additional Information for the New Fund, which are incorporated by reference into this Proxy Statement/Prospectus. 2004 Statement of Additional Information for the New Fund, which are incorporated by reference into this Proxy Statement/Prospectus.

Classes. The Fund is a separate series of the Company with two separate classes of shares, Class A and Class C. The New Fund is a separate series of AST and may include more than one class of shares. The New Fund has more than one class of shares (Class A and Class C). AST has reserved the right to create and issue additional classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of a distribution plan for a particular class.

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6.     Capitalization

The Fund will be reorganized into two corresponding classes of the New Fund. The two classes – Class A and Class C - will represent the continuing or successor entity of the Fund. Each class will retain the same financial information and performance of the Fund. The Fund has not commenced operation of Class C. The capitalization of the Fund as of September 30, 2003 and the New Fund’s pro forma combined capitalization as of that date after giving effect to the proposed Reorganization are as follows:

(unaudited)	FUND	NEW FUND

	Class A Shares	Class A Shares

Aggregate Net Assets	$3,668,032	$3,668,032
Shares Outstanding	177,881	177,881
Net Asset Value Per Share	$20.62	$20.62

I.         COMPARISON INFORMATION ABOUT THE NEW FUND AND THE FUND

A.     INVESTMENT OBJECTIVES, STRATEGIES, AND RESTRICTIONS

The New Fund’s investment objectives, policies, strategies, and risks are identical to those of the Fund. The following discussion is qualified in its entirety by the more extensive discussion set forth in the Prospectus of the New Fund dated July 21, 2004, which is incorporated by reference into this Proxy Statement/Prospectus.

1.     Investment Objectives

The Fund and the New Fund each have an investment objective of capital appreciation. The Fund’s and the New Fund’s investment objective (as well as their investment strategies set forth above) may not be changed without shareholder approval.

2.     Investment Strategies

In selecting investments for the New Fund, the Advisor will employ the identical strategy it used for the Fund.

3.     Fundamental Investment Restrictions and Investment Limitations

The New Fund has adopted identical fundamental investment restrictions to the Fund that cannot be changed without approval by vote of a “majority of the outstanding voting securities” of the New Fund. As a matter of fundamental policy, the New Fund may not:

1)	Invest in companies for the purpose of exercising management or control;

2)	Invest in securities of other investment companies except by purchase in the open market involving only customary broker’s commissions, or as part of a merger, consolidation, or acquisition of assets;

3)	Purchase or sell commodities or commodity contracts;

4)	Invest in interests in oil, gas, or other mineral exploration or development programs;

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5)
Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed) and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales;

6)
Act as an underwriter of securities of other issuers, except that the New Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which the New Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended (the “1933 Act”), or any foreign law restricting distribution of securities in a country of a foreign issuer and subject to illiquid securities policies;

7)	Participate on a joint or a joint and several basis in any securities trading account;

8)	Purchase or sell real estate, provided that liquid securities of companies which deal in real estate or interests therein would not be deemed to be an investment in real estate;

9)
Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund; and

10)	Make loans, except that the New Fund may lend securities, and enter into repurchase agreements secured by U.S. Government Securities.

In applying the fundamental policy concerning concentration, the percentage restriction on investment or utilization of assets is adhered to at the time an investment is made. This does not apply to senior securities.  A later change in percentage resulting from changes in the value or the total cost of the New Fund’s assets will not be considered a violation of the restriction.

Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:

(i)    Financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry;

(ii)   Technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; and

(iii)   Utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

In addition to the fundamental policies and investment restrictions described above, the New Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Trustees without shareholder approval. As a matter of non-fundamental policy, the New Fund may not:

1)    Invest more than 15% of its net assets in illiquid securities; or

2)    Engage in arbitrage transactions.

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B.     DISTRIBUTION AND SHAREHOLDER SERVICES

1.     Distribution

First Dominion Capital Corp. (“FDCC”) serves as the distributor for the shares of the Fund. Quasar Distributors, LLC (“Quasar”), upon completion of the Reorganization, will act as distributor for the New Fund. For its respective fund, FDCC and Quasar are responsible for all purchases, sales, redemptions, and other transfers of shares. As distributors, FDCC and Quasar also provide certain administrative services. Class A shares of the Fund and the New Fund are offered for sale on a continuous basis at net asset value per share plus a maximum initial sales charge of 5.75% of the offering price. Class C shares of the Fund and New Fund are offered on a continuous basis at net asset value per share, subject to a 2.00% deferred sales charge if shares are sold within two years of purchase. FDCC and Quasar are registered broker-dealers and members of the National Association of Securities Dealers, Inc.  FDCC will become a selling dealer with respect to the New Fund for shares on which it is the record dealer.

2.     Distribution Plan

Under a distribution plan adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund is authorized to make payments to FDCC in connection with the distribution of Class C shares at the annual rate of up to 0.75% of the Fund’s average daily net assets attributable to each class of shares. Amounts received by FDCC under the Rule 12b-1 plan may be spent for any activities or expenses primarily intended to result in the sale of shares or the servicing of shareholders. The Fund’s Rule 12b-1 plan is a compensation plan, which means that the fees paid by the Fund under the plan are intended to compensate (rather than reimburse) FDCC for services rendered.

Under a distribution plan adopted in accordance with Rule 12b-1 under the 1940 Act, the New Fund is authorized to pay the Advisor, as the distribution coordinator, for services primarily intended to result in the sale of the New Fund's Class C shares or the servicing of shareholders at the annual rate of up to 0.75% of the Fund’s average daily net assets. Like the Fund’s Rule 12b-1 plan, the New Fund’s Rule 12b-1 plan is a compensation plan because payments under the plan are made for services rendered regardless of the level of expenditures made by the Advisor.

3.     Shareholder Servicing

The Fund has adopted Shareholder Servicing Plans for its Class A and Class C shares whereby the Fund pays the Advisor or other financial institutions up to 0.25% of the average daily net asset value of its shares covered for shareholder services and account maintenance, including responding to shareholder inquiries and direct shareholder communications. AST has adopted an identical plan for the New Fund’s Class A and Class C shares.

C.     PURCHASE AND REDEMPTION PROCEDURES

Shareholders of the Fund are able to exchange their shares for shares of a similar class of any other portfolio in the World Funds, Inc. Shareholders in the New Fund will be able to only exchange their shares for shares of the Chase Growth Fund, another series of AST advised by the Advisor. Shareholders in the New Fund will not have exchange privileges with other mutual funds within the AST that are not advised by the Advisor.

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1. Purchasing Information

(a) Class A

Similar to the Fund, shares of the New Fund (Class A) are sold at the public offering price, which includes a front-end sales charge. Shares are purchased at the next NAV calculated after your investment is received by the Fund’s transfer agent with complete information and meeting all the requirements discussed in thie respective  Prospectus, including the sales charge. The sales charge declines with the size of your purchase, as shown below:
Class A Shares

	Sales Charge as a Percentage of
	Offering Price	Net Amount Invested	Dealer Discount as a Percentage of Offering Price

Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	1.00%	1.01%	1.00%

Class A Sales Charge Waivers

The front-end sales charge is being waived for purchases of Class A Shares of the Fund and New Fund until January 20, 2005.  Generally, no sales charge shall apply to Fund and New Fund shares in the following circumstances:

(1)	the front-end sales charge is being waived for purchases of Class A Shares until January 20, 2005;

(2)	reinvestment of income dividends and capital gain distributions;

(3)	exchanges of the Chase Growth Fund’s (for the Fund shares of other portfolios of the Company) for shares for those of the New Fund;

(4)	purchases of Fund and New Fund shares made by current or former trustees, officers, employees, or agents of the Company, the Trust, the Advisor, the distributor, and by members of their immediate familiesand employees (including immediate family members) of a broker-dealer distributing fund shares;

(5)	clients of the Advisor;

(6)	shareholders of other registered open-end investment management companies that are managed by the Advisor;

(7)	purchases of Fund and New Fund shares by the Fund’s and New Fund’s respective distributor for their own investment account and for investment purposes only;

(8)	a “qualified institutional buyer,” including, but not limited to, banks, insurance companies, registered investment companies, business development companies, and small business investment companies;

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(9)	a charitable organization, as defined by the Internal Revenue Code (the “Code”), as well as other charitable trusts and endowments, investing $50,000 or more;

(10)	investment advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services;

(11)	institutional retirement and deferred compensation plans and trusts used to fund those plans, as defined in the Code; and

(12)	the purchase of Fund and New Fund shares, if available, through certain third-party fund “supermarkets.” Some fund supermarkets may offer Fund or New Fund shares without a sales charge or with a reduced sales charge. Other fees and transaction charges may apply to purchases and sales made through fund supermarkets.

Class A Sales Charge Reductions

Similar to the Fund, there are several ways you can combine multiple purchases of the New Fund, Class A shares to take advantage of the breakpoints in the sales charge schedule. You must bring to the Quasar's or your broker-dealer’s attention whether you are eligible for these reductions when you purchase your shares. These can be combined in any manner.

Accumulation Privilege – This lets you add the value of shares of the New Fund you already own to the amount of your next purchase of the New Fund, Class A shares for purposes of calculating the sales charge.

Letter of Intent – This lets you purchase Class A shares of the New Fund over a 13-month period and receive the same sales charge as if all the shares had been purchased at one time.

(b) Class C

Like the Fund, Class C Shares of the New Fund are sold without an initial front-end sales charge so that the full amount of your purchase is invested in the New Fund. Quasar pays 1.00% of the amount invested to dealers who sell Class C Shares. A deferred sales charge of 2.00% applies if Class C Shares are sold within two years of purchase.  Amounts payable in respect to shares sold through FDCC when it served as the Distributor will be paid by the New Fund to FDCC.

Class C Sales Charge Waivers

The deferred sales charge on Class C Shares of the Fund and New Fund are waived for: (1) certain post-retirement withdrawals from an IRA or other retirement plan if you are over 70 1/2; (2) redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers; (3) withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability; and (4) withdrawals through Systematic Monthly Investment (systematic withdrawal plan).

Minimum Investments

To invest start or add to an account with the Fund and New Fund, a shareholder must invest at least the minimum amount, as indicated below:

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Investment Minimums (for either Class A or C)	Fund	New Fund

THE MINIMUM INITIAL INVESTMENTS ARE:

Regular (New Investor	$2,000	$2,000

Retirement Accounts	$250	$250

Automatic Investment Plans	$250	$250

ADDITIONAL INVESTMENT	$250	$250

Retirement Plans	$250	$250
Automatic Investment Plans	$250	$250

The New Fund may reduce or waive the minimum investment requirements for: certain retirement and other employee benefit plans; for the Advisor’s employees, clients and their affiliates; for investment advisors or financial institutions offering investors a program of services; or any other person or organization deemed appropriate by the New Fund. In addition, the New Fund, at the direction of the Board of Trustees of the AST, may cease taking purchase orders at any time when it believes that it is in the best interest of current shareholders.

2.     Redemption Information

Similar to the Fund, shares of the New Fund are sold at the offering price, which is the net asset value per share of the New Fund next computed after the request is received by the New Fund’s transfer agent less any applicable redemption fee or deferred sales charge. Shares can be redeemed on any day the New Fund and the NYSE are open for business. The New Fund offers a Systematic Withdrawal Plan that allows shareholders to have regular monthly payments redeemed from their account. The New Fund may redeem an account if the total value of the account falls below $2,000 due to redemptions after giving shareholders at least 30 days’ prior written notice of this redemption.

If you are in a category of investors who may purchase Class A Shares without a front-end sales charge, you will be subject to a 2.00% redemption fee if you redeem your shares within two months of purchase. The redemption fee does not apply to New Fund shares acquired through the reinvestment of dividends or distributions. A deferred sales charge of 2.00% is imposed on the proceeds of Class C Shares redeemed within two years of purchase. The charges are a percentage of the net asset value at the time of purchase. The New Fund have also reserved the right to redeem shares “in kind.”

D.      SERVICE PROVIDERS

The Fund’s investment advisor is the Chase Investment Counsel Corporation, 300 Preston Avenue, Suite 403, Charlottesville, Virginia, 22902-5091. Commonwealth Shareholder Services, Inc., 1500 Forest Avenue, Suite 223, Richmond, Virginia, 23229, serves as the Fund’s administrator First Dominion Capital Corp., 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the Fund’s distributor. The Fund’s transfer and dividend disbursing agent is Fund Services, Inc., 1500 Forest Avenue, Suite 111, Richmond, Virginia, 23229. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts, 02109, serves as the custodian for the portfolio securities, cash and other assets of the Fund. Tait, Weller & Baker is located at 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania, 19103, serves as the Fund’s independent public accountants and audits the financial statements and the financial highlights of the Fund.

The New Fund will have the same investment advisor as the Fund. U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the New Fund’s administrator. Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the New Fund’s distributor. Upon completion of the Reorganization, USBFS will also serve as the New Fund’s transfer and dividend disbursing agent, U.S. Bank, National Association will serve as the New Fund’s custodian, and Tait, Weller & Baker will serve as the New Fund’s independent public accountants.

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 2.     VOTING INFORMATION

A quorum for the transaction of business at the Special Meeting requires the presence in person or by proxy of holders of a majority of the outstanding voting  shares of the Fund.  If a proxy is properly executed and returned with instructions to abstain on the proposal, the shares represented by that proxy will be considered to be present for the prupose of determining a quorum.  Under Maryland law, the approval of the Plan requires the affirmative vote of the holders of more than 50% of the outstanding shares of the Fund.

All shares represented by each properly signed proxy received before the meeting will be voted at the Special Meeting. Proxies may be voted by mail or by other instrument executed in writing (including electronic, telephonic, computerized or other alternatives to the execution of a written instrument) or by facsimile transmission. If a shareholder specifies how the proxy is to be voted on any business properly to come before the Special Meeting, it will be voted in accordance with instruction given. If no choice is indicated on the proxy, it will be voted “FOR” approval of the Reorganization. If any other matters come before the Special Meeting, proxies will be voted by the persons named as proxies in accordance with their best judgment.

If a quorum of shareholders of the Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement/Prospectus with respect to the Fund are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of the Fund to permit further solicitation of proxies. Only business that might have been transacted at the Special Meeting with respect to the Fund may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting with respect to the Fund may be adjourned from time to time by a majority of the votes of the Fund properly cast upon the question of adjourning the Special Meeting of the Fund to another date and time, whether or not a quorum is present, and the Special Meeting of the Fund may be held as adjourned without further notice. The persons named in the proxy will vote in favor of such adjournment those shares that they are entitled to vote if such adjournment is necessary to obtain a quorum or to obtain a favorable vote on the proposal, but proxies instructing the holder to vote against the proposed Plan will be voted against such an adjournment.

All proxies voted, including abstentions and broker non-votes (where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum. Approval of the Plan will occur only if a sufficient number of votes are cast “FOR” that proposal. If shareholders of the Fund do not approve the Plan, the Fund will continue to operate as a series of the Company, or the Board may take any further action as it deems to be in the best interest of the Fund and their shareholders, including liquidation, subject to approval by the shareholders of the Fund if required by applicable law. Abstentions and broker non-votes do not constitute a vote “FOR” and effectively result in a vote “AGAINST.”

A.     METHOD AND COST OF SOLICITATION

This Proxy Statement/Prospectus is being sent to you in connection with the solicitation of proxies by the Board for use at the Special Meeting.  The Fund expects that the solicitation of proxies will be primarily by mail and telephone. The solicitation may also include facsimile, Internet, telegraph, or oral communications by certain employees of the Advisor or Commonwealth Shareholder Services, Inc., who will not be paid for these services. The Advisor will bear the costs of the Special Meeting, including legal costs and the cost of the solicitation of proxies.

B.     RIGHT OF REVOCATION

Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by providing written notice to the Company, by submission of a later-dated, duly executed proxy or by voting in person at the Special Meeting. If not so revoked, the votes will be cast at the Special Meeting, and any postponements or adjournments thereof. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

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C.     VOTING SECURITIES AND PRINCIPAL HOLDERS

Shareholders of the Fund at the close of business on July 23, 2004 (the “Record Date”) will be entitled to notice of, and to be present and vote at, the Special Meeting. As of that date, _________ of the shares were outstanding for the Fund:

As of the Record Date, the Fund’s shareholders of record and/or beneficial owners (to the Company’s knowledge) who owned five percent or more of each Fund’ shares are set forth below:

Class A

Name and Address	No. of Shares Owned	% of Shares	Type of Ownership

Derwood S. Chase, Jr.			Record
300 Preston Avenue, #403
Charlottesville, VA 22902-5091

Mr. Chase is a principal owner and control person of the Advisor.  Because he is a control person of the Advisor, he is considerd an affiliated person of the Fund.  Mr. Chase intends to vote FOR the Plan.

The Officers and Directors of the Company, as a group, owned of record and beneficially ___% of the outstanding voting securities of the Fund as of the Record Date.

3.     FURTHER INFORMATION ABOUT THE FUND AND THE NEW FUND

Further information about the Fund is contained in the following documents:

  Prospectus for the Fund dated January 20, 2004.

  Statements of Additional Information for the Fund also dated January 20, 2004.

The New Fund is not currently an operating mutual fund, although they do have a prospectus that has been declared effective by the SEC. A copy of the Prospectus is provided with this Proxy/Prospectus. Shareholders may obtain a copy of the Statements of Additional Information and annual and semi-annual reports relating to the Fund and the New Fund free of charge, by writing to Chase Investment Counsel Corporation, 300 Preston Avenue, Suite 403, Charlottesville, Virginia, 22902-5091, or by calling 1-800-527-9525.

The Fund and the New Fund are subject to the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports, proxy material, and other information relating to the Fund and the New Fund, respectively, with the SEC. These documents can be inspected and copied at the public reference facilities maintained by the SEC in Washington, DC, at 450 Fifth Street, NW, Washington, DC 20549. Copies of such materials can also be obtained by mail at prescribed rates from the SEC by electronic request to publicinfo@sec.gov or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549. The SEC also maintains a web site at http://www.sec.gov that contains the Prospectus and Statement of Additional Information for the Fund, as well as the Prospectus and Statement of Additional Information for the New Fund, materials that are incorporated by reference into their respective Prospectus and Statement of Additional Information, and other information.

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4.     MISCELLANEOUS ISSUES

A.     OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed form of proxy.

B.     NEXT MEETING OF SHAREHOLDERS

The Fund is not required and does not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. By observing this policy, the Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time. If the Reorganization is not completed, the next meeting of the shareholders of the Fund will be held at such time as the Board may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Company at its office at a reasonable time before the Company begins to print and mail its proxy, as determined by the Board, to be included in the Fund’s proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

C.     LEGAL MATTERS

Certain legal matters in connection with the issuance of the New Fund Shares and the tax consequences of the reorganization will be passed upon by Paul, Hastings, Janofsky & Walker LLP.

D.     EXPERTS

The financial statements of the Fund for the year ended September 30, 2003, contained in the Fund’s 2003 Annual Report to Shareholders, have been audited by Tait Weller and Baker, independent accountants, as stated in their report dated November 14, 2003, each of which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given their authority as experts in accounting and auditing.

By Order of the Board of Directors of
The World Funds, Inc.

___________________________________
F. Byron Parker, Jr., Secretary

August ___, 2004

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EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of this __ day of August, 2004, by and between Advisors Series Trust (“AST”), a Delaware statutory trust, on behalf of the following acquiring fund (the “Acquiring Fund”), World Funds, Inc. (“World Funds”), a Maryland corporation, on behalf of the following acquired fund (the “Acquired Fund”), and, solely for the purposes of Section 9.2, Chase Investment Counsel Corporation (the “Advisor”), a Virginia corporation.

Acquired Fund (a series of World Funds)	Corresponding Acquiring Fund (a series of AST)

Chase Mid-Cap Growth Fund	Chase Mid-Cap Growth Fund
Class A	Class A
Class C	Class C
WHEREAS, in accordance with the terms and conditions set forth in this Agreement, the parties desire that the Acquiring Fund acquire assets and assume the liabilities of the Acquired Fund, in exchange for shares of the corresponding class of the Acquiring Fund (“Acquiring Fund Shares”), and that these Acquiring Fund Shares be distributed immediately after the Closing, as defined in this Agreement, by the Acquired Fund to its shareholders in liquidation of the Acquired Fund;

WHEREAS, the Board of Directors of World Funds, including a majority of its directors who are not “interested persons” of World Funds, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), has determined that the Reorganization (as such term is defined in Section 1.1 below) is in the best interests of the shareholders of the Acquired Fund, and that their interests would not be diluted as a result of the transactions contemplated thereby;

WHEREAS, the Board of Trustees of AST, including a majority of its trustees who are not “interested persons” of AST, as defined in the 1940 Act, has determined that the Reorganization is in the best interests of the sole shareholder of the Acquiring Fund, a newly created series of AST formed for the specific purpose of entering into the Reorganization, and that the interests of the sole shareholder of the Acquiring Fund would not be diluted as a result of the transactions contemplated thereby.

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

NOW THEREFORE, In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

1.     REORGANIZATION OF ACQUIRED FUND

1.1     Subject to the terms and conditions herein set forth, and on the basis of the representations and warranties contained herein, the Acquired Fund shall assign, deliver and otherwise transfer its assets as set forth in paragraph 1.2 (the “Fund Assets”) to the Acquiring Fund and the Acquiring Fund shall assume the Acquired Fund’s liabilities as set forth in paragraph 1.3 (the “Liabilities”). The Acquiring Fund shall, as consideration therefor, on the Closing Date (as defined in paragraph 3.1), deliver to the Acquired Fund full and fractional Acquiring Fund Shares, the number of which shall be determined by dividing (a) the value of the Acquired Fund Assets, net of the Acquired Fund’s Liabilities, computed in the manner and as of the time and date set forth in paragraph 2.1, by (b) the net asset value of one share of the Acquiring Fund computed in the manner and as of the time and date set forth in paragraph 2.2. Such transfer, delivery and assumption shall take place at the closing provided for in paragraph 3.1 (hereinafter sometimes referred to as the “Closing”). Immediately following the Closing, the Acquired Fund shall distribute the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided in paragraph 1.4 hereof. Such transactions are hereinafter sometimes collectively referred to as the “Reorganization.”

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1.2     (a)     With respect to the Acquired Fund, the Fund Assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, instruments, claims and receivables (including dividend and interest receivables) owned by the Acquired Fund, and any prepaid expenses shown as an asset on the Acquired Fund’s books on the Closing Date.

  (b)     Before the Closing Date, the Acquired Fund will provide the Acquiring Fund with a schedule of its assets and its known liabilities, and the Acquiring Fund will provide the Acquired Fund with a copy of the current investment objective and policies applicable to the Acquiring Fund. The Acquired Fund reserves the right to sell or otherwise dispose of any of the securities or other assets shown on the list of the Acquired Fund’s Assets before the Closing Date but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities which the Acquiring Fund is permitted to purchase in accordance with its stated investment objective and policies.

1.3     The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund will assume all liabilities and obligations allocated or attributable to the Acquired Fund, whether absolute or contingent, known or unknown, accrued or unaccrued (the “Liabilities”) (including contingent reimbursement to the Advisor of fees waived or expenses reimbursed under an expense limitation agreement.)

1.4     Immediately following the Closing, the Acquired Fund will distribute the corresponding Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Closing Date (“Acquired Fund Investors”) in complete liquidation of the Acquired Fund. That distribution will be accomplished by an instruction, signed by an appropriate officer of AST, to transfer the Acquiring Fund Shares then credited to the Acquired Fund’s account on the books of the Acquiring Fund to open accounts on the books of the Acquiring Fund established and maintained by the Acquiring Fund’s transfer agent in the names of record of the Acquired Fund Investors and representing the number of shares of the Acquiring Fund due such Acquired Fund Investor. All issued and outstanding shares of the Acquired Fund will be cancelled simultaneously therewith on the Acquired Fund’s books, and any outstanding share certificates representing interests in the Acquired Fund will represent only the right to receive such number of Acquiring Fund Shares after the Closing as determined in accordance with paragraph 1.l.

1.5     Following the transfer of assets by the Acquired Fund to the Acquiring Fund, the assumption of the Acquired Fund’s Liabilities by the Acquiring Fund, and the distribution by the Acquired Fund of the corresponding Acquiring Fund Shares received by it pursuant to paragraph 1.4, the Acquired Fund shall terminate its qualification, classification and registration with all appropriate federal and state agencies. Any reporting or other responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the date on which the Acquired Fund is terminated and deregistered, subject to any reporting or other obligations described in paragraph 4.8.

2.     VALUATION

2.1     The value of the Acquired Fund’s Fund Assets shall be the value of those assets computed as of the time at which its net asset value is calculated pursuant to the valuation procedures set forth in the Acquiring Fund’s then-current Prospectus and Statement of Additional Information on the business day immediately preceding the Closing Date, or at such time on such earlier or later date as may mutually be agreed upon in writing among the parties hereto (such time and date being herein called the “Applicable Valuation Date”).

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2.2     The net asset value of each share of the Acquiring Fund shall be the net asset value per share computed on the Applicable Valuation Date, using the market valuation procedures set forth in the Acquiring Fund’s then-current Prospectus and Statement of Additional Information.

2.3     All computations of value contemplated by this Article 2 shall be made by the Acquiring Fund’s administrator in accordance with its regular practice as pricing agent. The Acquiring Fund shall cause the administrator to deliver a copy of its valuation report to the Acquired Fund at the Closing.

3.     CLOSING(S) AND CLOSING DATE

3.1     The Closing for the Reorganization shall occur on or before September 30, 2004, and/or on such other date(s) as may be mutually agreed upon in writing by the parties hereto (each, a “Closing Date”). The Closing(s) shall be held at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or at such other location as is mutually agreeable to the parties hereto. All acts taking place at the Closing(s) shall be deemed to take place simultaneously as of 9:00 a.m., local time on the Closing Date unless otherwise provided.

3.2     The Acquiring Fund’s custodian shall deliver at the Closing evidence that: (a) the Acquired Fund’s Assets have been delivered in proper form to the corresponding Acquiring Fund on the Closing Date and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, by the Acquired Fund in conjunction with the delivery of portfolio securities.

3.3     Notwithstanding anything herein to the contrary, if on the Applicable Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Applicable Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

4.     COVENANTS WITH RESPECT TO THE ACQUIRING FUND AND THE ACQUIRED FUND

4.1     The Acquired Fund has called or will call a joint meeting of the Acquired Fund’s shareholders to consider and act upon this Agreement and to take all other actions reasonably necessary to obtain the approval of the transactions contemplated herein, including approval for the Acquired Fund’s liquidating distribution of Acquiring Fund Shares contemplated hereby, and for the Acquired Fund to terminate its qualification, classification and registration if requisite approvals are obtained with respect to the Acquired Fund. The Acquired Fund shall prepare the notice of meeting, form of proxy and proxy statement (collectively, “Proxy Materials”) to be used in connection with that meeting.

4.2     The Acquired Fund covenants that the corresponding Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

4.3     The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably request concerning the beneficial ownership of shares of the Acquired Fund.

4.4     Subject to the provisions hereof, AST, on behalf the Acquiring Fund, and World Funds, on behalf of the Acquired Fund, will take, or cause to be taken, all actions, and do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated herein.

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4.5     The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date, a final statement of the total amount of such Acquired Fund’s assets and liabilities as of the Closing Date.

4.6     AST, on behalf of the Acquiring Fund, has prepared and filed, or will prepare and file, with the Securities and Exchange Commission (the “SEC”) a registration statement on Form N-14, and the current prospectus and statement of additional information of the Acquiring Fund, under the Securities Act of 1933, as amended (the “1933 Act”), relating to the Acquiring Fund Shares (the “Registration Statement”). The Acquired Fund has provided or will provide the Acquiring Fund with the Proxy Materials for inclusion in the Registration Statement, prepared in accordance with paragraph 4.1, and with such other information and documents relating to the Acquired Fund as are requested by the Acquiring Fund and as are reasonably necessary for the preparation of the Registration Statement.

4.7    As soon after the Closing Date as is reasonably practicable, the Acquired Fund: (a) shall prepare and file all federal and other tax returns and reports of the Acquired Fund required by law to be filed with respect to all periods ending on/or before the Closing Date but not theretofore filed and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date.

4.8     Following the transfer of Fund Assets by the Acquired Fund to the Acquiring Fund and the assumption of the Liabilities of the Acquired Fund in exchange for the Acquiring Fund Shares as contemplated herein, the Acquired Fund will file any final regulatory reports, including but not limited to any Form N-CSR filing with respect to the Acquired Fund, promptly after the Closing Date and also will take all other steps as are necessary and proper to effect the termination or declassification of the Acquired Fund in accordance with the laws of the state of Maryland and other applicable requirements.

5.     REPRESENTATIONS AND WARRANTIES

5.1    AST, on behalf of the Acquiring Fund, represents and warrants to World Funds, on behalf of the Acquired Fund as follows:

(a)     AST was duly created pursuant to its Agreement and Declaration of Trust by its trustees for the purpose of acting as a management investment company under the Investment Company Act of 1940 (the “1940 Act”) and is validly existing under the laws of the State of Delaware, and its Declaration of Trust directs its trustees to manage the affairs of AST and grants them all powers necessary or desirable to carry out such responsibility, including administering AST’s business as currently conducted by AST and as described in the current prospectus of AST. AST is registered as an investment company classified as an open-end management company under the 1940 Act and its registration with the SEC as an investment company is in full force and effect;

(b)     The Registration Statement, including the current prospectus and statement of additional information of the Acquiring Fund, conforms or will conform, at all times up to and including the Closing Date, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and does not include and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(c)     The Acquiring Fund is not in breach or violation of, and the execution, delivery and performance of this Agreement by AST for itself and on behalf of the Acquiring Fund does not and will not (i) violate AST’s Declaration of Trust or By-Laws, or (ii) result in a breach of, violate, or constitute a default under, any material agreement or material instrument to which AST is a party or by which its properties or assets are bound;

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(d)     Except as previously disclosed in writing to World Funds, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to AST’s knowledge, threatened against AST or its business, the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect AST or the Acquiring Fund’ financial condition or the conduct of their business. AST knows of no facts that might form the basis for the institution of any such proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;

(e)     All issued and outstanding shares, including shares to be issued in connection with the Reorganization, of the Acquiring Fund will, as of the Closing Date, be duly authorized and validly issued and outstanding, fully paid and non-assessable, free and clear of all liens, pledges, security interests, charges or other encumbrances; the shares of each class of the Acquiring Fund issued and outstanding before the Closing Date were offered and sold in compliance with the applicable registration requirements, or exemptions therefrom, of the 1933 Act, and all applicable state securities laws, and the regulations thereunder; and the Acquiring Fund does not have outstanding any option, warrants or other rights to subscribe for or purchase any of its shares nor is there outstanding any security convertible into any of their shares;

(f)     The execution, delivery and performance of this Agreement on behalf of the Acquiring Fund will have been duly authorized prior to the Closing Date by all necessary action on the part of AST, its trustees and the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of AST and the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors rights, and to general equity principles;

(g)    The Acquiring Fund has qualified as a separate regulated investment company under the Code and has taken all necessary and required actions to maintain such status;

(h)     On the effective date of the Registration Statement, at the time of the meeting of the Acquired Fund’s shareholders and on the Closing Date, any written information furnished by AST with respect to the Acquiring Fund for use in the Proxy Materials, the Registration Statement or any other materials provided in connection with the Reorganization does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading; and

(i)     To the knowledge of the Acquiring Fund, no governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by AST, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by AST for itself and on behalf of the Acquiring Fund, except for such consents, approvals, authorizations and filings as have been contemplated by this Agreement, and except for such consents, approvals, authorizations and filings as may be required after the Closing Date.

5.2   World Funds, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)     World Funds was duly created pursuant to its Articles of Incorporation for the purpose of acting as a management investment company under the 1940 Act and is validly existing under the laws of Maryland, and its Articles of Incorporation directs its directors to manage the affairs of World Funds and grants them all powers necessary or desirable to carry out such responsibility, including administering World Funds’ business as currently conducted by World Funds and as described in the current prospectus of the Acquired Fund. World Funds is registered as an investment company classified as an open-end management company under the 1940 Act and its registration with the SEC as an investment company is in full force and effect;

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(b)     All of the issued and outstanding shares of the Acquired Fund have been offered and sold in compliance in all material respects with applicable registration or notice requirements of the 1933 Act and state securities laws; all issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, and fully paid and non-assessable, and the Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of their shares, nor is there outstanding any security convertible into any of their shares (other than exchange privileges set forth in the Registration Statement);

(c)     The Registration Statement, including the current prospectus and statement of additional information of the Acquired Fund, conforms or will conform, at all times up to and including the Closing Date, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and does not include and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(d)     The Acquired Fund is not in breach or violation of, and the execution, delivery and performance of this Agreement by the Acquired Fund does not and will not (i) violate World Funds’ Articles of Incorporation or By-Laws, or (ii) result in a breach of, violate, or constitute a default under, any material agreement or material instrument to which World Funds is a party or by its properties or assets are bound;

(e)     Except as previously disclosed in writing to AST, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to World Funds’ knowledge, threatened against World Funds or its business, the Acquired Fund or any of their properties or assets which, if adversely determined, would materially and adversely affect World Funds or the Acquired Fund’s financial condition or the conduct of their business. World Funds knows of no facts that might form the basis for the institution of any such proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or is reasonably likely to materially and adversely affect, their business or their ability to consummate the transactions contemplated herein;

(f)     The Statement of Assets and Liabilities, Statement of Operations and Statement of Changes in Net Assets of the Acquired Fund as of and for the period ended September 30, 2003, audited by Tait, Weller and Baker (copies of which have been or will be furnished to the Acquiring Fund) fairly present, in all material respects, the Acquired Fund’s financial condition as of such date and its results of operations for such period in accordance with generally accepted accounting principles consistently applied, and as of such date there were no liabilities of the Acquired Fund (contingent or otherwise) known to the Acquired Fund that were not disclosed therein but that would be required to be disclosed therein in accordance with generally accepted accounting principles;

(g)     Since the date of its most recent audited financial statements, there has not been any material adverse change in any Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted by the Acquiring Fund, prior to the Closing Date (for the purposes of this subparagraph (g), neither a decline in an Acquired Fund’s net asset value per share nor a decrease in an Acquired Fund’s size due to redemptions shall be deemed to constitute a material adverse change);

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(h)     All federal and other tax returns and reports of the Acquired Fund required by law to be filed on or before the Closing Date have been filed, and all taxes owed by the Acquired Fund or the Acquired Fund has been paid so far as due, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

(i)      For each full and partial taxable year from its inception through the Closing Date, the Acquired Fund has qualified as a separate regulated investment company under the Code and has taken all necessary and required actions to maintain such status;

(j)     At the Closing Date, the Acquired Fund will have good and marketable title to its Fund Assets and full right, power and authority to assign, deliver and otherwise transfer such Fund Assets hereunder, and upon delivery and payment for such Fund Assets as contemplated herein, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the ownership or transfer thereof other than such restrictions as might arise under the 1933 Act;

(k)     The execution, delivery and performance of this Agreement on behalf of the Acquired Fund will have been duly authorized prior to the Closing Date by all necessary action on the part of World Funds, its directors and the Acquired Fund, and this Agreement will constitute a valid and binding obligation the Acquired Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles;

(l)     From the effective date of the Registration Statement through the time of the meeting of the Acquired Fund Investors, and on the Closing Date, the Proxy Materials (exclusive of the portions of the Acquiring Fund’s Prospectus contained or incorporated by reference therein, and exclusive of any written information furnished by the Acquired Fund with respect to the Acquiring Fund): (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and as of such dates and times, any written information furnished by World Funds, on behalf of the Acquired Fund, for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading; and

(m)    To the knowledge of the Acquired Fund, no governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Maryland law for the execution of this Agreement by World Funds, for itself and on behalf of the Acquired Fund, or the performance of the Agreement by World Funds, for itself and on behalf of the Acquired Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

6.     CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED FUND

The obligations of the Acquired Fund to consummate the Reorganization shall be subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions with respect to the corresponding Acquiring Fund:

6.1   All representations and warranties of AST with respect to the Acquiring Fund contained herein shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated herein, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2   AST, on behalf of the Acquiring Fund, shall have delivered to World Funds, on behalf of the Acquired Fund, at the Closing a certificate executed on behalf of the Acquiring Fund by any two of AST’s President, Treasurer or Secretary in a form reasonably satisfactory to World Funds and dated as of the Closing Date, to the effect that the representations and warranties of AST with respect to the Acquiring Fund made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein, and as to such other matters as the Acquired Fund shall reasonably request.

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6.3   Unless waived by World Funds, the Acquired Fund shall have received at the Closing assurances of an officer of AST, in a form reasonably satisfactory to World Funds, substantially to the effect that:

(a)    AST is a duly registered, open-end, management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect;

(b)    AST is a statutory trust duly created pursuant to its Agreement and Declaration of Trust, is validly existing and in good standing under the laws of Delaware, and the Agreement and Declaration of Trust directs its trustees to manage the affairs of AST and the Acquiring Fund and grants them all powers necessary or desirable to carry out such responsibility, including administering the Acquiring Fund’s business as described in the prospectus of the Acquiring Fund;

(c)    this Agreement has been duly authorized, executed and delivered by AST on behalf of AST and the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement on behalf of the Acquired Fund, is a valid and binding obligation of AST, enforceable against AST in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles;

(d)    the Acquiring Fund Shares to be issued to the Acquired Fund and then distributed to the Acquired Fund Investors pursuant to this Agreement are duly registered under the 1933 Act on the appropriate form, and are duly authorized and upon such issuance will be validly issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof;

(e)    the Registration Statement has become effective with the SEC and, to the best of such counsel’s knowledge, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened;

(f)    to the knowledge of such officer, no consent, approval, authorization, filing or order of any court or governmental authority of the United States or any state is required for the consummation of the Reorganization with respect to the Acquiring Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required after the Closing Date; and

(g)    to the knowledge of such officer, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to AST or the Acquiring Fund or any of their properties or assets and neither AST nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business.

6.4     The Board of Trustees of AST shall have determined that the Reorganization is in the best interests of the Acquiring Fund.

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7.     CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND

The obligations of AST to consummate the Reorganization with respect to the Acquiring Fund shall be subject to the performance by AST of all the obligations to be performed by it hereunder, with respect to World Funds and the Acquired Fund, on or before the Closing Date and, in addition thereto, the following conditions:

7.1   All representations and warranties of World Funds on behalf of the Acquired Fund contained herein shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2   World Funds, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund at the Closing a certificate executed on behalf of the Acquired Fund, by World Funds’ President or Vice President and Secretary or Assistant Secretary, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of World Funds and the Acquired Fund made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein and as to such other matters as the Acquiring Fund shall reasonably request.

7.3   The Acquiring Fund shall have received at the Closing assurances of an officer of World Funds, in a form reasonably satisfactory to the Acquiring Fund, substantially to the effect that:

(a)    World Funds is a duly registered, open-end, management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect;

(b)   World Funds is a corporation duly created pursuant to its Articles of Incorporation, is validly existing and in good standing under the laws of Maryland, and the Articles of Incorporation directs its directors to manage the affairs of World Funds and the Acquired Fund and grants them all powers necessary or desirable to carry out such responsibility, including administering the Acquired Fund’s business as described in the current prospectus of the Acquired Fund;

(c)    this Agreement has been duly authorized, executed and delivered by the World Funds and, assuming due authorization, execution and delivery of this Agreement on behalf of the Acquiring Fund, is a valid and binding obligation of World Funds, enforceable against World Funds in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles;

(d)    to the knowledge of such officer, no consent, approval, authorization, filing or order of any court or governmental authority of the United States or any state is required for the consummation of the Reorganization with respect to the Acquired Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date;

(e)    to the knowledge of such officer, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to World Funds or the Acquired Fund or any of their properties or assets and neither World Funds nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely effects its business;

(f)    the Acquired Fund Shares then issued and outstanding are duly registered under the 1933 Act on the appropriate form, and are duly authorized and are validly issued and outstanding and fully paid and non-assessable, and no shareholder of the corresponding Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof; and

28

(g)    the registration statement of the Acquired Fund is effective with the SEC and, to such officer’s knowledge, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened.

7.4   The Board of Directors of the World Funds shall have determined that the Reorganization is in the best interests of the Acquired Fund.

7.5   The transfer agent to the Acquired Fund shall have delivered to the Acquiring Fund at the Closing a certificate executed on its own behalf by an authorized officer in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the shareholder records of the Acquired Fund are in good order and as to such other matters as the Acquiring Fund shall reasonably request.

7.6   World Funds shall arrange to make the Acquired Fund’s auditors available to the Acquiring Fund and its agents to answer their questions at a mutually agreeable time prior to the Closing.

8.     FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

The obligations of the Acquiring Fund and of the Acquired Fund herein are each subject to the further conditions that on or before the Closing Date with respect to the Acquiring Fund and the Acquired Fund:

8.1   This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the World Funds’ Articles of Incorporation and the requirements of the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to AST.

8.2   On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or any of the transactions contemplated herein.

8.3   All consents of other parties and all other consents, orders, approvals and permits of federal, state and local regulatory authorities (including, without limitation, those of the SEC and of state securities authorities) deemed necessary by AST, on behalf of the Acquiring Fund, or World Funds, on behalf of the Acquired Fund, to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not, in the opinion of the party asserting that the condition to closing has not been satisfied, involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

8.4   The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5   The Acquiring Fund and the Acquired Fund shall have received an opinion of counsel to AST substantially to the effect that for federal income tax purposes:

(a)    the transfer by the Acquired Fund of the Fund Assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and corresponding Acquired Fund are “parties to a reorganization” within the meaning of Section 368(b) of the Code;

29

(b)    no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund Assets solely in exchange for the corresponding Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities;

(c)    no gain or loss will be recognized by the Acquired Fund upon the transfer of the Fund Assets to the corresponding Acquiring Fund and the assumption by the Acquiring Fund of the Liabilities in exchange for the Acquiring Fund Shares or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Acquired Fund shareholders in exchange for their shares of the Acquired Fund;

(d)    no gain or loss will be recognized by the Acquired Fund Investors upon the exchange of their Acquired Fund Shares for the corresponding Acquiring Fund Shares;

(e)    the aggregate tax basis for the Acquiring Fund Shares received by the Acquired Fund Investors pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by the Acquired Fund Investors will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder (provided the Acquired Fund shares were held as capital assets on the date of the Reorganization); and

(f)    the tax basis of the Acquired Fund assets acquired by the corresponding Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

9     EXPENSES

9.1   Except as may be otherwise provided herein, the Acquired Fund and the Acquiring Fund shall be liable for its respective expenses incurred in connection with entering into and carrying out the provisions of this Agreement, whether or not the transactions contemplated hereby are consummated. The expenses payable by:

(a)    the Acquired Fund hereunder shall include (i) fees and expenses of its counsel and independent auditors incurred in connection with the Reorganization; (ii) expenses associated with printing and mailing the Prospectus/Proxy Statement and soliciting proxies in connection with the meeting of shareholders of the Acquired Fund referred to in paragraph 4.1 hereof; (iii) all fees and expenses related to the liquidation of the Acquired Fund; (iv) fees and expenses of the Acquired Fund’s custodian and transfer agent(s) incurred in connection with the Reorganization; and (v) any special pricing fees associated with the valuation of the Acquired Fund’s portfolio on the Applicable Valuation Date.

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(b)   the Acquiring Fund hereunder shall include (i) fees and expenses of its counsel and independent auditors incurred in connection with the Reorganization; (ii) expenses associated with preparing this Agreement and preparing and filing the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued in the Reorganization; (iii) registration or qualification fees and expenses of preparing and filing such forms, if any, as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection with the Reorganization; (iv) any fees and expenses of the Acquiring Fund’s custodian and transfer agent(s) incurred in connection with the Reorganization; and (v) any special pricing fees associated with the valuation of the Acquiring Fund’s portfolio on the Applicable Valuation Date.

9.2   The Advisor shall be responsible for all expenses in connection with the Reorganization, except as set forth in this paragraph 9.2, and shall reimburse each of the Acquiring Fund and the Acquired Fund for all expenses incurred by it in connection with the Reorganization and with this Agreement. The Acquired Fund shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

10.     ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1  This Agreement constitutes the entire agreement among the parties and supersedes any prior or contemporaneous understanding or arrangement with respect to the subject matter hereof.

10.2  The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein.

11.     TERMINATION

11.1  This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time before the Closing by either AST or World Funds, if

(a)    the other party shall have breached any material provision of this Agreement;

(b)    circumstances develop that, in the opinion of either party, make proceeding with the Agreement inadvisable; or

(c)    any governmental body shall have issued an order, decree or ruling having the effect of permanently enjoining, restraining or otherwise prohibiting the consummation of this Agreement.

11.2   In the event of any termination pursuant to Section 11.1(b) or (c), there shall be no liability for damage on the part of either party to the other party respecting such termination.  The Advisor shall be responsible for out-of-pocket expenses associated with the terminated transaction.

12.     AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of World Funds, on behalf of the Acquired Fund, and officers of AST, on behalf of the Acquiring Fund; provided, however, that following the meeting of the shareholders of the Acquired Fund, no such amendment may have the effect of changing the provisions for determining the number of shares of the Acquiring Fund to be to the Acquired Fund Investors under this Agreement to the detriment of such Acquired Fund Investors, or otherwise materially and adversely affecting the Acquired Fund, without the Acquired Fund obtaining the Acquired Fund Investors’ approvals except that nothing in this paragraph 12 shall be construed to prohibit the Acquiring Fund and the Acquired Fund from amending this Agreement to change the Closing Date or Applicable Valuation Date by mutual agreement.

13.     INDEMNIFICATION

(a)   AST and the Acquiring Fund agree to indemnify World Funds and the Acquired Fund, the directors and officers (in their capacity as directors or officers), and agents from all liabilities that may arise in connection with, or as a result of, a breach of a representation or warranty made by AST or the Acquiring Fund under this Agreement. No party shall be entitled to indemnification under this Agreement unless written notice of the events or circumstances giving rise to such claim for indemnification has been provided to the indemnifying party or parties no later than two (2) years after the Closing Date; and

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(b)    World Funds and the Acquired Fund agree to indemnify AST and the Acquiring Fund, the trustees and officers (in their capacity as trustees and officers), and agents from all liabilities that may arise in connection with, or as a result of, a breach of a representation or warranty made by the Acquired Fund under this Agreement; provided, however, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Acquired Fund shall be enforceable against the property of such Acquired Fund only, as a series of World Funds, and not against the assets of any other Acquired Fund or against World Funds generally. No party shall be entitled to indemnification under this Agreement unless written notice of the events or circumstances giving rise to such claim for indemnification has been provided to the indemnifying party or parties no later than two (2) years after the Closing Date.

14     NOTICES

Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by facsimile, certified mail or overnight express courier addressed to:

For AST, on behalf of itself and the Acquiring Fund:

Advisors Series Trust
2020 East Financial Way
Glendora California 91741
Attention: Eric M. Banhazl
President & Trustee

For World Funds, on behalf of the Acquired Fund:

World Funds, Inc.
1500 Forest Avenue, Suite 223
Richmond, Virginia 23229
Attention: John Pasco, III
President

For Chase Investment Counsel Corporation:

Chase Investment Counsel Corporation
300 Preston Avenue
Suite 403
Charlottesville, Virginia 22902-5091
Attention: Derwood S. Chase, Jr.
President

15.     HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

15.1   The article and paragraph headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references herein to Articles, paragraphs, subparagraphs or Exhibits shall be construed as referring to Articles, paragraphs or subparagraphs hereof or Exhibits hereto, respectively. Whenever the terms “hereto,” “hereunder,” “herein” or “hereof” are used in this Agreement, they shall be construed as referring to this entire Agreement, rather than to any individual Article, paragraph, subparagraph or sentence.

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15.2   This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3   This Agreement shall be governed by and construed in accordance with the laws of Delaware (without regard to rules regarding choice of law).

15.4   This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its authorized officer.

ADVISORS SERIES TRUST,
for itself and on behalf of
Chase Mid-Cap Growth Fund

By: ___________________________
Eric M. Banhazl
President and Trustee

WORLD FUNDS, INC.
for itself and on behalf of
Chase Mid-Cap Growth Fund

By: ___________________________
John Pasco, III
President

CHASE INVESTMENT COUNSEL CORPORATION
with respect to its obligations under Paragraph 9.2:

By: ___________________________
Derwood S. Chase, Jr.
President

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_________________________________________

STATEMENT OF ADDITIONAL INFORMATION

August _____, 2004

FOR THE REORGANIZATION OF

Chase Mid-Cap Growth Fund
a series of
THE WORLD FUNDS, INC.

INTO

Chase Mid-Cap Growth Fund
a series of
ADVISORS SERIES TRUST
_________________________________________

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated August ___, 2004 relating to the Special Meeting of Shareholders (the “Special Meeting”) of the of Chase Mid-Cap Growth Fund series (the “Fund”) of The World Funds, Inc. (the “Company”), to be held on September 23, 2004. The Special Meeting is being held to consider a proposal to approve an Agreement and Plan of Reorganization (the “Plan”) whereby all of the assets of the Fund will be transferred to a newly formed series (“New Funds”)of the of Advisors Series Trust (“AST”), in exchange for shares of the New Fund and the New Fund’s assumption of the Fund’s liabilities (the “Reorganization”). Copies of the Proxy Statement/Prospectus, which has been filed with the Securities and Exchange Commission, may be obtained, without charge, by writing to Chase Investment Counsel Corporation, 300 Preston Avenue, Suite 403, Charlottesville, Virginia 22902-5091, or by calling 1-800-527-9525.

The following documents, each of which accompanies this Statement of Additional Information, are incorporated by reference herein:

(1)	The Statement of Additional Information of the Fund, dated January 20, 2004; and

(2)	The Annual Report to Shareholders of the Fund for the fiscal year ended September 30, 2003.

(3)	The Semi-Annual Report to Shareholders of the Fund for the six months ended March 31, 2004, containing unaudited financial statements.

This Statement of Additional Information consists of this cover page and the documents described above.

Because the New Fund has not yet commenced operations, Annual or Semi-Annual Reports to Shareholders are not available. Similarly, because the Fund is being acquired by the New Fund, pro forma financial statements are not provided in this Statement of Additional Information in connection with the proposed reorganization.

_________________________________________

PART C

ADVISORS SERIES TRUST
OTHER INFORMATION

_________________________________________

ITEM 15. INDEMNIFICATION

Article VI of Registrant’s By-Laws states as follows:

Section 1. AGENTS, PROCEEDINGS AND EXPENSES. For the purpose of this Article, “agent” means any person who is or was a Trustee, officer, employee or other agent of this Trust or is or was serving at the request of this Trust as a Trustee, director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or was a Trustee, director, officer, employee or agent of a foreign or domestic corporation which was a predecessor of another enterprise at the request of such predecessor entity; “proceeding” means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and “expenses” includes without limitation attorney’s fees and any expenses of establishing a right to indemnification under this Article.

Section 2. ACTIONS OTHER THAN BY TRUST. This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of this Trust) by reason of the fact that such person is or was an agent of this Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if it is determined that person acted in good faith and reasonably believed: (a) in the case of conduct in his official capacity as a Trustee of the Trust, that his conduct was in the Trust’s best interests, and (b) in all other cases, that his conduct was at least not opposed to the Trust’s best interests, and (c) in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct of that person was unlawful. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of this Trust or that the person had reasonable cause to believe that the person’s conduct was unlawful.

Section 3. ACTIONS BY THE TRUST. This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of this Trust to procure a judgment in its favor by reason of the fact that that person is or was an agent of this Trust, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of this Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

Section 4. EXCLUSION OF INDEMNIFICATION. Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the agent’s office with this Trust. No indemnification shall be made under Sections 2 or 3 of this Article: (a) In respect of any claim, issue, or matter as to which that person shall have been adjudged to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person’s official capacity; or (b) In respect of any claim, issue or matter as to which that person shall have been adjudged to be liable in the performance of that person’s duty to this Trust, unless and only to the extent that the court in which that action was brought shall determine upon application that in view of all the circumstances of the case, that person was not liable by reason of the disabling conduct set forth in the preceding paragraph and is fairly and reasonably entitled to indemnity for the expenses which the court shall determine; or (c) of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval, or of expenses incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval, unless the required approval set forth in Section 6 of this Article is obtained.

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Section 5. SUCCESSFUL DEFENSE BY AGENT. To the extent that an agent of this Trust has been successful on the merits in defense of any proceeding referred to in Sections 2 or 3 of this Article or in defense of any claim, issue or matter therein, before the court or other body before whom the proceeding was brought, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith, provided that the Board of Trustees, including a majority who are disinterested, non-party Trustees, also determines that based upon a review of the facts, the agent was not liable by reason of the disabling conduct referred to in Section 4 of this Article.

Section 6. REQUIRED APPROVAL. Except as provided in Section 5 of this Article, any indemnification under this Article shall be made by this Trust only if authorized in the specific case on a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Sections 2 or 3 of this Article and is not prohibited from indemnification because of the disabling conduct set forth in Section 4 of this Article, by: (a) A majority vote of a quorum consisting of Trustees who are not parties to the proceeding and are not interested persons of the Trust (as defined in the Investment Company Act of 1940); or (b) A written opinion by an independent legal counsel.

Section 7. ADVANCE OF EXPENSES. Expenses incurred in defending any proceeding may be advanced by this Trust before the final disposition of the proceeding upon a written undertaking by or on behalf of the agent, to repay the amount of the advance if it is ultimately determined that he or she is not entitled to indemnification, together with at least one of the following as a condition to the advance: (i)security for the undertaking; or (ii) the existence of insurance protecting the Trust against losses arising by reason of any lawful advances; or (iii) a determination by a majority of a quorum of Trustees who are not parties to the proceeding and are not interested persons of the Trust, or by an independent legal counsel in a written opinion, based on a review of readily available facts that there is reason to believe that the agent ultimately will be found entitled to indemnification. Determinations and authorizations of payments under this Section must be made in the manner specified in Section 6 of this Article for determining that the indemnification is permissible.

Section 8. OTHER CONTRACTUAL RIGHTS. Nothing contained in this Article shall affect any right to indemnification to which persons other than Trustees and officers of this Trust or any subsidiary hereof may be entitled by contract or otherwise.

Section 9. LIMITATIONS. No indemnification or advance shall be made under this Article, except as provided in Sections 5 or 6 in any circumstances where it appears: (a) that it would be inconsistent with a provision of the Agreement and Declaration of Trust of the Trust, a resolution of the shareholders, or an agreement in effect at the time of accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid which prohibits or otherwise limits indemnification; or (b) that it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

Section 10. INSURANCE. Upon and in the event of a determination by the Board of Trustees of this Trust to purchase such insurance, this Trust shall purchase and maintain insurance on behalf of any agent of this Trust against any liability asserted against or incurred by the agent in such capacity or arising out of the agent’s status as such, but only to the extent that this Trust would have the power to indemnify the agent against that liability under the provisions of this Article and the Agreement and Declaration of Trust of the Trust.

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Section 11. FIDUCIARIES OF EMPLOYEE BENEFIT PLAN. This Article does not apply to any proceeding against any Trustee, investment manager or other fiduciary of an employee benefit plan in that person’s capacity as such, even though that person may also be an agent of this Trust as defined in Section 1 of this Article. Nothing contained in this Article shall limit any right to indemnification to which such a Trustee, investment manager, or other fiduciary may be entitled by contract or otherwise which shall be enforceable to the extent permitted by applicable law other than this Article.

Insofar as indemnification for liability under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS.

1.	Agreement and Declaration of Trust(1)

2.	By-Laws(1)

3.	Not Applicable.

4.	Form of Agreement and Plan of Reorganization. (3)

5.	Not Applicable.

6.	(a) Form of Investment Advisory Agreement – to be filed by amendment.
(b) Form of Operating Expenses Limitation Agreement – to be filed by amendment.

7.	(a) Form of Distribution Agreement – to be filed by amendment.

8.	Not Applicable.

9.	Form of Custodian Agreement(4)

10.	Not Applicable.

11.	Opinion of Counsel regarding legality of issuance of shares and other matters – to be filed by amendment.

12.	Form of Opinion of Counsel on tax matters – to be filed by amendment.

13.	(a) Form of Fund Administration Servicing Agreement(2)
(b) Form of Transfer Agent Servicing Agreement(2)
(c) Form of Shareholder Servicing Plan – to be filed by amendment.

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14.	Independent Auditor's Consent(3)

15.	Not Applicable.

16.	Power of Attorney(5)

17	(a)	Form of Proxy Ballot(3)
	(b)	Preliminary Prospectus for Chase Mid-Cap Growth Fund, a series of Advisors Series Trust, filed May 7, 2004.(6)
	(c)	Preliminary Statement of Additional Information for Chase Mid-Cap Growth Fund, a series of Advisors Series Trust, filed May 7, 2004.(6)

____________________

(1)           Previously filed with the Registration Statement on Form N-1A (File No. 333-17391) on December 6, 1996, and is incorporated herein by this reference.
(2)           Previously filed with the Registration Statement on Form N-1A (File No. 333-17391) on February 12, 2002, and is incorporated herein by reference.
(3)           Filed herewith.
(4)           Previously filed with the Registration Statement on Form N-1A (File No. 333-17391) on March 26, 2003, and is incorporated herein by reference.
(5)           Previously filed with the Registration Statement on Form N-1A (File No. 333-17391) on June 30, 2003 and is incorporated herein by reference.
(6)           Previously filed with the Registration Statement on Form N-1A (File No. 333-17391) on May 7, 2004 and is incorporated herein by reference.

ITEM 17. UNDERTAKINGS.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees that it will file an Amendment that will include a copy of the final tax opinion of counsel.

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SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the City of Milwaukee and State of Wisconsin, on July 16, 2004.

ADVISORS SERIES TRUST

/s/ Eric M. Banhazl*
Eric M. Banhazl
President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on July 16, 2004:

Signature	Title

/s/ Eric M. Banhazl* Eric M. Banhazl	President and Trustee

/s/ Walter E. Auch* Walter E. Auch	Trustee

/s/ Donald E. Connor* Donald E. O’Connor	Trustee

/s/ George T. Wofford III* George T. Wofford III	Trustee

/s/ George J. Rebhan* George J. Rebhan	Trustee

/s/ James Clayburn LaForce* James Clayburn LaForce	Trustee

/s/ Douglas G. Hess Douglas G. Hess	Treasurer and Principal Financial and Accounting Officer

*/s/ Douglas G. Hess Douglas G. Hess Attorney-in-Fact pursuant to Power of Attorney.

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